United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2026

Date of Report (date of earliest event reported)

Limoneira Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34755	77-0260692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1141 Cummings Road

Santa Paula, CA 93060

(Address of Principal Executive Offices) (Zip Code)

(805) 525-5541

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Limoneira Company, a Delaware corporation (the “Company”), and California Wood Recycling, Inc., a California corporation dba Agromin (“Agromin”), formed a special purpose entity, Agromin-Limoneira LLC, a California limited liability company (“NewCo”), for the purpose of facilitating a joint venture between the Company and Agromin for the design, construction and operation of an organics recycling facility on certain land owned by the Company in Ventura County (the “Facility”). The Company will lease the site for the Facility to NewCo and provide certain interim financing to NewCo. The Facility is expected to be operational by the second half of fiscal year 2027.

LLC Operating Agreement

In connection with the joint venture and the formation of NewCo, on April 14, 2026, the Company entered into the Operating Agreement of Agromin-Limoneira LLC (the “LLC Agreement”) which provides for, among other things, the admittance of the Company and Agromin as 50% members of NewCo. The LLC Agreement provides that the Company will contribute to NewCo certain pre-formation expenditures and an amount of cash equal to half of the difference between the Company’s pre-formation expenditures and Agromin’s pre-formation expenditures up to an agreed upon limit.

The LLC Agreement provides that NewCo will be managed by a board of managers (the “Board”) with each of the Company and Agromin having the ability to appoint two members to the Board. The LLC Agreement requires Agromin to use diligent efforts to pursue and procure, on behalf of NewCo, all permits, licenses, consents and approvals required for the development and operation of the Facility. Agromin will develop a scope of work of all costs associated with such permits to be approved by the Board. Certain major corporate actions, which are enumerated in the LLC Agreement, require the unanimous approval of the Company and Agromin.

The LLC Agreement further provides that the Company and Agromin will each use commercially reasonable efforts to procure independent third party institutional financing necessary to complete the construction of the Facility and to act as guarantors of loans on a several basis in proportion to their membership interests in NewCo or on a joint and several basis if the terms of such guaranty are acceptable to the Company and Agromin. NewCo will indemnify the Company and Agromin for liability under such loan guaranties except for losses arising out of bad conduct (as defined in the LLC Agreement).

The foregoing summary of the LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the LLC Agreement, attached as Exhibit 10.1 to this Current Report.

Revolving Credit Agreement and Security Agreement

To provide liquidity for the short-term operational expenses of NewCo, on April 14, 2026, the Company and NewCo entered into a Revolving Line of Credit Agreement (the “Loan Agreement”) which provides financing to NewCo in the aggregate principal amount of up to $5,000,000 at a variable interest rate based on then current SOFR plus 3.50% to be adjusted quarterly. The Loan Agreement matures in 18 months.

The Loan Agreement is secured by all personal property of NewCo, as more fully described in the Pledge and Security Agreement, entered into between NewCo and the Company on April 14, 2026 (the “Security Agreement”). The Loan Agreement and Security Agreement allow NewCo to incur additional senior indebtedness of up to $23,000,000 to which the Loan Agreement will be subordinated.

The foregoing summaries of the Loan Agreement and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the Loan Agreement and the Security Agreement, which are attached hereto as Exhibits 10.2 and 10.3, respectively.

Lease Agreement

On April 14, 2026, the Company entered into a land and water lease agreement (the “Land Lease Agreement”) with NewCo, pursuant to which the Company will lease to NewCo 70 acres of the Company’s land in Ventura County, California for the use and operation of the Facility. Beginning in the fiscal quarter in which the Facility commences operation, the Land Lease Agreement requires NewCo to pay quarterly rental payments in the initial amount of $140,000, subject to certain annual escalations. The Land Lease Agreement also provides NewCo with the right to use up to 89 acre feet of the Company’s water rights on the leased property per year. The initial term of the Land Lease Agreement is fifty (50) years, with subsequent options to renew for four (4) consecutive terms of ten (10) years each, followed by an option to renew for a consecutive nine (9) year term.

The foregoing summary of the Land Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the Land Lease Agreement, which is attached hereto as Exhibit 10.4.

Item 8.01	Other Events

On April 15, 2026, the Company issued a press release announcing the formation of NewCo in furtherance of the joint venture and the construction of the Facility. The foregoing description of the press release is qualified entirely by reference to the complete text of the press release furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

10.1	Operating Agreement of Agromin-Limoneira LLC, effective as of April 1, 2026 by and between Limoneira Company and California Wood Recycling Inc., dba Agromin.
10.2	Revolving Line of Credit Agreement, effective as of April 1, 2026 by and between Limoneira Company and Agromin-Limoneira LLC
10.3	Pledge and Security Agreement, effective as of April 1, 2026 by and between Limoneira Company and Agromin-Limoneira LLC
10.4	Land and Water Lease Agreement, effective as of April 1, 2026 by and between Limoneira Company and Agromin-Limoneira LLC
99.1	Press Release, dated April 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2026	LIMONEIRA COMPANY

	By:	/s/ Gregory C. Hamm
Gregory C. Hamm
Vice President, Chief Financial Officer and Treasurer